SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – October 22, 2002

TRIAD HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation)	000-29816 (Commission File Number)	75-2816101 (IRS Employer Identification No.)

13455 Noel Road, Suite 2000 Dallas, Texas (Address of principal executive offices)	75240 (Zip Code)

(972) 789-2700
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On October 22, 2002, Triad Hospitals, Inc. issued the press release attached as an exhibit to this current report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibit.

99.1	Press Release issued by Triad Hospitals, Inc. on October 22, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/S/ DONALD P. FAY
Donald P. Fay Executive Vice President, Secretary and General Counsel

Date:    October 23, 2002

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Triad Hospitals, Inc. on October 22, 2002.

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